

Mueller Water Products

Brean Capital
2013 Global Resources & Infrastructure Conference

June 25, 2013

Non-GAAP Financial Measures

The Company reports its financial results under accounting principles generally accepted in the United States ("GAAP"), as well as through the use of non-GAAP measures. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow, net debt and net debt leverage as non-GAAP measures. Adjusted operating income (loss) represents operating income (loss) excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents operating income (loss) excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per diluted share exclude, on an after-tax basis, discontinued operations, restructuring, certain costs from settled interest rate swap contracts, certain tax adjustments and expenses related to the early extinguishment of debt. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flows from operating activities less capital expenditures from continuing operations. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt leverage represents net debt divided by trailing 12 months adjusted EBITDA. Net debt and net debt leverage are commonly used by the investment community as measures of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Mueller Water Products

Forward-Looking Statements

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding general economic conditions, spending by municipalities, our long-term targets, our expectation of strong operating leverage when end markets recover and the expected performance of Mueller Co.'s newer technology products and services. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the other factors that are described in the section entitled "RISK FACTORS" in Item 1A of our most recently filed Annual Report on Form 10-K. Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Mueller Water Products

Our Business

- $1.1 billion LTM net sales (as of March 31, 2013)(1)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Metering systems
  - Piping component systems
  - Leak detection
  - Pipe condition assessment
- Specified in 100 largest U.S. metropolitan markets(2)

FY2012 Primary End Markets Net Sales $1B[1]



Repair and replacement of municipal water distribution and treatment systems 55%
Residential Construction* 5%
Oil & gas 10%
Non-residential construction 30%

Mueller Co.

ANVIL INTERNATIONAL Building Connections That Last

(1) From continuing operations
(2) Valves or hydrants
* Residential construction driven primarily by new community development

Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment and improved operating efficiencies needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Expected improved results due to strong incremental operating leverage as end markets recover

Mueller Water Products

Mueller Water Products

Business Performance: Long-Term Targets

Top-Line Growth	• Mueller Co. base business organic growth of 5% - 10%+ in normalized end market conditions • Emerging technology products and services >20%
Earnings Leverage	• Mueller Co. adjusted EBITDA margins of 20%+ in normalized end market conditions • Emerging technology products and services adjusted EBITDA margins of 20%+ in 3-to-5 years (comparable to base business) • Anvil adjusted EBITDA margins in mid-teens in normalized end market conditions
Other	• Free cash flow greater than net income • Improving working capital as a percentage of net sales

Broad Product Portfolio

($ in millions)

	Mueller Co.	Anvil International — Building Connections That Last
HISTORICAL ROOTS	Est. 1857	Est. 1999 (1850)
NET SALES	$709	$376
ADJUSTED OPERATING INCOME (1)	$78	$35
DEPRECIATION AND AMORTIZATION (2)	$46	$14
ADJUSTED EBITDA (1) (2)	$124	$49

PRODUCT PORTFOLIO

Mueller Co.


Hydrants


Iron Gate Valves


Butterfly, Ball & Plug Valves


Metering Systems

Anvil


Cast Iron Fittings


Fittings & Couplings


Pipe Nipples


Hangers & Supports

Note: All statistics are LTM ended March 31, 2013
(1) Adjusted operating income excludes corporate expenses of $32 mm. Mueller Co. excludes $2.3 mm of restructuring. Anvil excludes $0.2 mm of restructuring.
(2) Depreciation and amortization excludes corporate depreciation of $0.5 mm.

Water Transmission Solutions


Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Fire Protection Hydrant and Valve
Corporation Valve
Curb Valve
Metering Systems
Pipe Condition Assessment
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Leak Detection
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Mueller Water Products

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY & BALL VALVES	 BRASS WATER PRODUCTS
Mueller Water Products Position	■ #1	■ #1	■ #1	■ #2
ACIPCO	■	■		
A.Y. McDonald				■
DeZURIK			■	
Ford Meter Box				■
McWane	■	■	■	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Strategy and Objectives

Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational & organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced Advanced Metering Infrastructure (AMI) system with remote disconnect meter and consumer portal
- Acquired leak detection and pipe condition assessment products and services

Expand internationally

- Increase exports
- Evaluating opportunities


Mueller Water Products

Our End Markets

Historical Housing Starts


Historical Housing Starts (1959 - May 2013)
Seasonally Adjusted Annualized
(units in thousands)
3,000
2,500
2,000
1,500
1,000
500
0
1959-2013
Average = 1,463
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959
Jan-59
Jan-61
Jan-63
Jan-65
Jan-67
Jan-69
Jan-71
Jan-73
Jan-75
Jan-77
Jan-79
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11
Jan-13


Year-Over-Year Change in Houshold Formation (SAAR)
3,000
2,500
2,000
1,500
1,000
500
0

New household formation averaged 1.4 million in 2012, above the long-term average of 1.2 million, after falling to ~350K in 2009-2010

Source: U.S. Census Bureau

Mueller Water Products

Non-Residential Construction

Non-Residential Construction Actual/Forecast

Exhibit 23: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place



Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-17%
-22%
-3%
3%
6%
8%
9%
* Zelman Coverage Universe Stronger than Broader Market at (14%) in 2009, (6%) in 2010 and 4% in 2011
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
2015E

Source: Census Bureau, Zelman & Associates analysis

Data as of May 22, 2013

AIA Architectural Billing Index

Diffusion Index (> 50 = expansion)



65
60
55
50
45
40
35
30
Nov-95
Jun-96
Jan-97
Aug-97
Mar-98
Oct-98
May-99
Dec-99
Jul-00
Feb-01
Sep-01
Apr-02
Nov-02
Jun-03
Jan-04
Aug-04
Mar-05
Oct-05
May-06
Dec-06
Jul-07
Feb-08
Sep-08
Apr-09
Nov-09
Jun-10
Jan-11
Aug-11
Mar-12
Oct-12
May-13

Source: American Institute of Architects
Data as of June 19, 2013

The non-residential construction market remains stable

Anvil Highlights

- Leading domestic manufacturer of piping system components
- Significant FY2012 net sales from #1 or #2 segment positions
- Domestically and internationally sourced products
- Customer service capabilities focused on quick delivery
- Network of more than 1,000 distributors, 4,000 distributor locations
- Track record of operational excellence (solid adjusted EBITDA margins)
- Opportunity to leverage position with bolt-on acquisitions







Anvil Key Products

Product Segment	% of FY2012 Net Sales	Market Drivers	Products	Key Competitors
Mechanical, Industrial & Fire Protection	75%	Non-Residential Building Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Victaulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

ANVIL INTERNATIONAL Building Connections That Last


Mueller Water Products
Significant Market
Opportunities

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- **Valves and hydrants typically replaced at same time as pipes**
- **ASCE graded drinking water infrastructure a D[1]**
- **At least 40 cities under consent decrees**
  - Atlanta
  - Washington, D.C.
  - Baltimore City and County

(2)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Future Drinking Water Infrastructure Expenditure Needs[3]



Source
$19.8B
Storage
$36.9B
Treatment
$75.1B
Other
$2.3B
Transmission and Distribution $200.8B
Area in which Mueller Water Products operates

20-Year Need for Water Infrastructure = $335B

Sources: (1) ASCE: 2013 Report Card for America's Infrastructure
(2) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(3) EPA 2007 Drinking Water Needs Survey and Assessment

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities[1]

Long-term trends in consumer prices (CPI) for utilities (1953-2012)



500
450
400
350
300
250
200
150
100
50
0
CPI Water
CPI Nat Gas
CPI Postage
CPI All Items
CPI Local Phone
CPI Interstate Phone
CPI Electricity

Sources:
(1) Bureau of Labor Statistics - FactSet
(2) AWWA State of the Industry Report 2012
(3) American Water Works Association 2012 Water and Wastewater Rate Survey
(4) SIFMA - U.S. Municipal Issuance database
(5) AWWA 2012 Water and Wastewater Rate Survey
(6) EPA Clean Water and Drinking Water Infrastructure

Utility-Expected Sources of Capital[2]



Operations 51%
Tap Fees 10%
Bonds 18%
State Revolving Loans 7%
Other 5%
Grants 4%
Other Loans/Debt 5%

- Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $5,000[3]
- YTD through April 2013 new municipal bond issuances up 19% over the same period in 2012[4]
- From 2010 - 2012, average annual residential water rates increased about 13%[5]
- 90% funded at local level[6]

Mueller Water Products

Significant Growth Opportunities

- **Investing in Smart Metering and Leak Detection/Condition Assessment Technology**
  - Expect demand for Advanced Metering Infrastructure (AMI) to grow 20%/year through 2015 in water market*
  - Leak detection and pipe condition assessment technology will help water utilities prioritize capital spending
  - Leveraging the Mueller brand name and market position
  - Expect technology products and services to achieve 20%+ adjusted EBITDA margins in 3-to-5 years



* North American AMI Deployments & Market Share: Q2 2012; IMS "The World Market for Water Meters - 2011 Edition"; management estimates

Mueller Water Products

Opportunities: AMI/Smart Metering

OPPORTUNITY

Smart Metering

- Advanced Metering Infrastructure 20% of market - or about $200 million today*
- Forecasted to grow an average of 20% per year through 2015*
- Transition from one-way to two-way AMI systems

SOLUTION

Mueller SYSTEMS

- Two-way mesh network
- Enhanced AMI system
  - Mi.Hydrant™
  - Mi.Data™
  - 420 Remote Disconnect Meter

CUSTOMERS

American Water

Bentonville, AR

Charlotte County, FL

Chillicothe, OH

Lebanon, OH

Port Angeles, WA

Tullahoma, TN

Winston-Salem, NC

COMPETITORS

Sensus

Neptune Technology Group

Badger Meter

Aclara

Itron

* North American AMI Deployments & Market Share: Q2 2012; IMS "The World Market for Water Meters - 2011 Edition"; management estimates

Opportunities: Leak Detection and Pipe Condition Assessment

OPPORTUNITY	SOLUTION	END USERS	COMPETITORS
Leak detection and pipe condition assessment • Constrained municipal budgets • Greater attention on pipe condition assessment • Help prioritize capital spending	echologics A DIVISION OF MUELLER COMPANY • Pioneered acoustic, non-invasive leak detection and pipe condition assessment • Proven technology	Las Vegas, NV New Orleans, LA Port Authority of New York and New Jersey Tampa, FL United Water Washington Suburban Sanitary Commission	pure TECHNOLOGIES Fragmented and regional competitors


Mueller Water Products
Actions & Business Results

Mueller Water Products

Management Actions / Initiatives

Objectives	Actions

Reduce costs and improve operating leverage	• Closed six plants since FY2006
	• Divested two non-core assets of Anvil in FY2010
	• Divested U.S. Pipe in FY2012
	• Implemented Lean Six Sigma and other manufacturing improvements
	    • Increased production capacity without footprint expansion
	    • Lowered labor costs
	• Consolidated distribution centers and smaller manufacturing facilities at Anvil

Manage working capital and capital expenditures to generate free cash flow	• Generated free cash flow of $45.4 million in FY2012 up from $29.0 million in FY2011 • Reduced debt by $495 million from Sept. 30, 2008 through March 31, 2013 • Redeemed $22.5 million of 8 ¾% senior unsecured notes in February 2013 • Inventory turns improved approximately half a turn at March 31, 2013 compared to prior year
Pursue strategic growth opportunities by leveraging the Mueller brand	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment products and services

Mueller Water Products

History of Strong Financial Performance (see appendices for GAAP reconciliation)

($ in millions)

NET SALES

ADJUSTED EBITDA & ADJ. EBITDA MARGINS

Mueller Co. (a)



$509 $536 $618 $664 $804 $756 $718 $547 $613 $606 $652
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
25.7% 25.9% 27.0% 28.6% 30.8% 27.4% 24.9% 18.5% 21.4% 17.0% 16.2%
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103 $106
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

ANVIL INTERNATIONAL Building Connections That Last (b)



$393 $387 $431 $485 $535 $556 $595 $470 $347 $359 $372
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
12.2% 9.8% 10.9% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2% 14.0%
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48 $52
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

a) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $0.1million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $2.5 million in 2012

b) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011; restructuring charges of $0.3 million in 2012

Mueller Water Products

Consolidated Non-GAAP Results

$ in millions (except per share amounts)	Second Quarter Fiscal 2013	2012
Net sales	$283.1	$251.5
Adj. operating income	$24.7	$11.5
Adj. operating margin	8.7%	4.6%
Adj. net income (loss) per diluted share	$0.05	($0.01)
Adj. EBITDA	$39.7	$26.7
Adj. EBITDA margin	14.0%	10.6%

- Consolidated performance improved. Net sales increased 12.6% and adjusted operating income more than doubled year-over-year
- Improved operating leverage at Mueller Co. as net sales increased 21.7% and adjusted operating margin improved by 670 basis points to 12.5%. Converted 43% of incremental net sales to adjusted operating income due to higher volume and a favorable product mix.
- Mueller Co. continued to see shipment volumes increase on valves, hydrants and brass products
- Net sales of Mueller Co. newer technology products and services more than doubled this quarter year-over-year

2Q13 results exclude restructuring costs of $0.4 million, $0.2 million net of tax; Loss on early extinguishment of debt of $1.4 million, $0.8 million net of tax; $1.3 million tax benefit for valuation allowance on deferred tax assets. Results are for continuing operations.

2Q12 results exclude restructuring costs of $0.9 million, $0.6 million net of tax; and interest rate swap costs of $1.6 million, $1.0 million net of tax; $5.9 million tax expense for valuation allowance on deferred tax assets. Results are for continuing operations.

Debt Structure

- Net debt leverage of 4.0x at March 31, 2013
- Debt maturities with no significant required principal payments before 2017
- No financial maintenance covenants with excess availability at the greater of $22.5 million or 10.0% of facility amount
  - $156.3 million of excess availability (as measured using March 31, 2013 data)
- Redeemed $22.5 million of 8 ¾% senior unsecured notes in February 2013

Debt structure at March 31, 2013:
- $225 million ABL Agreement expires 2017
- $420 million 7.375% Senior Subordinated Notes due 2017
- $180 million 8.75% Senior Unsecured Notes due 2020

Debt Maturity (at 3/31/2013)
($ in millions)


$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$420
$0
$0
$180
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020

$225 million ABL has $0 outstanding at 3/31/2013 and matures in 2017

Total Debt
($ in millions)


Debt has declined $926 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
Mar-2006
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012

Mueller Water Products

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

Expected strong operating leverage when end markets recover

- Recovery of residential construction market
- Increased municipal spending
- Operational excellence initiatives

Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships


Mueller Water Products
Supplemental Data

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended March 31, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 188.1	$ 95.0	$ -	$ 283.1
Gross profit	$ 50.5	$ 26.8	$ -	$ 77.3
Selling, general and administrative expenses	27.0	17.6	8.0	52.6
Restructuring expenses	0.3	0.1	-	0.4
Operating income (loss)	$ 23.2	$ 9.1	$ (8.0)	24.3
Interest expense, net				12.8
Loss on early extinguishment of debt				1.4
Income tax expense				2.5
Income from continuing operations				7.6
Loss from discontinued operations, net of tax				(1.4)
Net income				$ 6.2
Net income per diluted share:				
Continuing operations				$ 0.05
Discontinued operations				(0.01)
Net income				$ 0.04
Capital expenditures	$ 4.9	$ 3.2	$ -	$ 8.1
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 23.2	$ 9.1	$ (8.0)	$ 24.3
Restructuring	0.3	0.1	-	0.4
Adjusted operating income (loss)	23.5	9.2	(8.0)	24.7
Depreciation and amortization	11.4	3.5	0.1	15.0
Adjusted EBITDA	$ 34.9	$ 12.7	$ (7.9)	$ 39.7
Adjusted operating margin	12.5%	9.7%		8.7%
Adjusted EBITDA margin	18.6%	13.4%		14.0%
Adjusted net income:				
Net income				$ 6.2
Discontinued operations, net of tax				1.4
Restructuring, net of tax				0.2
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(1.3)
Adjusted net income				$ 7.3
Adjusted net income per diluted share				$ 0.05
Free cash flow:				
Net cash used in operating activities				$ (4.2)
Less capital expenditures				(8.1)
Free cash flow				$ (12.3)
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(37.9)
Net debt				$ 563.0
Adjusted EBITDA:				
Current quarter				$ 39.7
Three prior quarters				101.9
Adjusted EBITDA				$ 141.6
Net debt leverage (net debt divided by adjusted EBITDA)				4.0

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended March 31, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 154.5	$ 97.0	$ -	$ 251.5
Gross profit	$ 33.6	$ 28.5	$ -	$ 62.1
Selling, general and administrative expenses	24.6	18.5	7.5	50.6
Restructuring expenses	0.8	0.1	-	0.9
Operating income (loss)	$ 8.2	$ 9.9	$ (7.5)	10.6
Interest expense, net				15.6
Income tax expense				3.9
Loss from continuing operations				(8.9)
Loss from discontinued operations, net of tax				(100.9)
Net loss				$ (109.8)
Net loss per diluted share:				
Continuing operations				$ (0.06)
Discontinued operations				(0.64)
Net loss				$ (0.70)
Capital expenditures	$ 3.8	$ 3.0	$ -	$ 6.8
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 8.2	$ 9.9	$ (7.5)	$ 10.6
Restructuring	0.8	0.1	-	0.9
Adjusted operating income (loss)	9.0	10.0	(7.5)	11.5
Depreciation and amortization	11.6	3.5	0.1	15.2
Adjusted EBITDA	$ 20.6	$ 13.5	$ (7.4)	$ 26.7
Adjusted operating margin	5.8%	10.3%		4.6%
Adjusted EBITDA margin	13.3%	13.9%		10.6%
Adjusted net loss:				
Net loss				$ (109.8)
Discontinued operations, net of tax				100.9
Interest rate swap settlement costs, net of tax				1.0
Restructuring, net of tax				0.6
Valuation allowance against beginning of the year deferred taxes				5.9
Adjusted net loss				$ (1.4)
Adjusted net loss per diluted share				$ (0.01)
Free cash flow:				
Net cash provided by operating activities				$ 8.6
Less capital expenditures				(6.8)
Free cash flow				$ 1.8

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Six months ended March 31, 2013			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 339.2	$ 189.0	$ -	$ 528.2
Gross profit	$ 83.4	$ 51.0	$ -	$ 134.4
Selling, general and administrative expenses	51.1	35.9	15.1	102.1
Restructuring expenses	1.0	0.1	-	1.1
Operating income (loss)	$ 31.3	$ 15.0	$ (15.1)	31.2
Interest expense, net				26.3
Loss on early extinguishment of debt				1.4
Income tax benefit				0.9
Income from continuing operations				2.6
Income from discontinued operations, net of tax				10.6
Net income				$ 13.2
Net income per diluted share:				
Continuing operations				$ 0.01
Discontinued operations				0.07
Net income				$ 0.08
Capital expenditures	$ 8.3	$ 6.0	$ -	$ 14.3
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 31.3	$ 15.0	$ (15.1)	$ 31.2
Restructuring	1.0	0.1	-	1.1
Adjusted operating income (loss)	32.3	15.1	(15.1)	32.3
Depreciation and amortization	22.6	7.0	0.2	29.8
Adjusted EBITDA	$ 54.9	$ 22.1	$ (14.9)	$ 62.1
Adjusted operating margin	9.5%	8.0%		6.1%
Adjusted EBITDA margin	16.2%	11.7%		11.8%
Adjusted net income:				
Net income				$ 13.2
Discontinued operations, net of tax				(10.6)
Restructuring, net of tax				0.6
Loss on early extinguishment of debt, net of tax				0.8
Deferred tax asset valuation allowance adjustment				(0.5)
Adjusted net income				$ 3.5
Adjusted net income per diluted share				$ 0.02
Free cash flow:				
Net cash used in operating activities				$ (3.6)
Less capital expenditures				(14.3)
Free cash flow				$ (17.9)
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				599.6
Total debt				600.9
Less cash and cash equivalents				(37.9)
Net debt				$ 563.0
Adjusted EBITDA:				
Current quarter				$ 39.7
Three prior quarters				101.9
Adjusted EBITDA				$ 141.6
Net debt leverage (net debt divided by adjusted EBITDA)				4.0

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Six months ended March 31, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 282.6	$ 184.3	$ -	$ 466.9
Gross profit	$ 62.1	$ 52.8	$ -	$ 114.9
Selling, general and administrative expenses	48.0	35.0	14.1	97.1
Restructuring expenses	1.2	0.2	(0.1)	1.3
Operating income (loss)	$ 12.9	$ 17.6	$ (14.0)	16.5
Interest expense, net				31.2
Income tax benefit				0.7
Loss from continuing operations				(15.4)
Loss from discontinued operations, net of tax				(106.3)
Net loss				$ (121.7)
Net loss per diluted share:				
Continuing operations				$ (0.10)
Discontinued operations				(0.68)
Net loss				$ (0.78)
Capital expenditures	$ 7.2	$ 4.9	$ -	$ 12.1
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 12.9	$ 17.6	$ (14.0)	$ 16.5
Restructuring	1.2	0.2	(0.1)	1.3
Adjusted operating income (loss)	14.1	17.8	(14.1)	17.8
Depreciation and amortization	22.8	7.1	0.3	30.2
Adjusted EBITDA	$ 36.9	$ 24.9	$ (13.8)	$ 48.0
Adjusted operating margin	5.0%	9.7%		3.8%
Adjusted EBITDA margin	13.1%	13.5%		10.3%
Adjusted net loss:				
Net loss				$ (121.7)
Discontinued operations, net of tax				106.3
Interest rate swap settlement costs, net of tax				1.8
Restructuring, net of tax				0.8
Valuation allowance against beginning of the year deferred taxes				5.9
Adjusted net loss				$ (6.9)
Adjusted net loss per diluted share				$ (0.04)
Free cash flow:				
Net cash provided by operating activities				$ 20.5
Less capital expenditures				(12.1)
Free cash flow				$ 8.4

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Year ended September 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 652.4	$ 371.5	$ -	$ 1,023.9
Gross profit	$ 162.8	$ 108.3	$ -	$ 271.1
Selling, general and administrative expenses	102.6	70.7	30.9	204.2
Restructuring expenses	2.5	0.3	-	2.8
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	64.1
Interest expense, net				59.9
Loss on early extinguishment of debt				1.5
Income tax expense				7.9
Loss from continuing operations				(5.2)
Loss from discontinued operations, net of tax				(103.2)
Net loss				$ (108.4)
Net loss per diluted share:				
Continuing operations				$ (0.03)
Discontinued operations				(0.66)
Net loss				$ (0.69)
Capital expenditures	$ 20.0	$ 11.4	$ -	$ 31.4
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 57.7	$ 37.3	$ (30.9)	$ 64.1
Restructuring	2.5	0.3	-	2.8
Adjusted operating income (loss)	60.2	37.6	(30.9)	66.9
Depreciation and amortization	45.7	14.3	0.6	60.6
Adjusted EBITDA	$ 105.9	$ 51.9	$ (30.3)	$ 127.5
Adjusted operating margin	9.2%	10.1%		6.5%
Adjusted EBITDA margin	16.2%	14.0%		12.5%
Adjusted net income:				
Net loss				$ (108.4)
Discontinued operations, net of tax				103.2
Valuation allowance against beginning of the year deferred tax assets				5.9
Interest rate swap settlement costs, net of tax				3.0
Restructuring, net of tax				1.7
Loss on early extinguishment of debt, net of tax				0.9
Adjusted net income				$ 6.3
Adjusted net income per diluted share				$ 0.04
Free cash flow:				
Net cash provided by operating activities				$ 76.8
Less capital expenditures				(31.4)
Free cash flow				$ 45.4
Net debt (end of period):				
Current portion of long-term debt				$ 1.1
Long-term debt				621.7
Total debt				622.8
Less cash and cash equivalents				(83.0)
Net debt				$ 539.8

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Year ended September 30, 2011			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 605.5	$ 359.1	$ -	$ 964.6
Gross profit	$ 147.0	$ 101.1	$ -	$ 248.1
Selling, general and administrative expenses	91.8	68.1	31.9	191.8
Restructuring expenses	1.4	1.2	1.0	3.6
Operating income (loss)	$ 53.8	$ 31.8	$ (32.9)	52.7
Interest expense, net				65.6
Income tax benefit				(2.9)
Loss from continuing operations				(10.0)
Loss from discontinued operations, net of tax				(28.1)
Net loss				$ (38.1)
Net loss per diluted share:				
Continuing operations				$ (0.07)
Discontinued operations				(0.18)
Net loss				$ (0.25)
Capital expenditures	$ 14.8	$ 7.5	$ 0.8	$ 23.1
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 53.8	$ 31.8	$ (32.9)	$ 52.7
Restructuring	1.4	1.2	1.0	3.6
Adjusted operating income (loss)	55.2	33.0	(31.9)	56.3
Depreciation and amortization	47.7	14.5	0.9	63.1
Adjusted EBITDA	$ 102.9	$ 47.5	$ (31.0)	$ 119.4
Adjusted operating margin	9.1%	9.2%		5.8%
Adjusted EBITDA margin	17.0%	13.2%		12.4%
Adjusted net income:				
Net loss				$ (38.1)
Discontinued operations, net of tax				28.1
Interest rate swap settlement costs, net of tax				4.9
Restructuring, net of tax				2.2
Adjusted net income				$ (2.9)
Adjusted net income per diluted share				$ (0.02)
Free cash flow:				
Net cash provided by operating activities				$ 52.1
Less capital expenditures				(23.1)
Free cash flow				$ 29.0


Mueller Water Products
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